Mezzanine Equity	12 Months Ended
Dec. 31, 2022
Temporary Equity Disclosure [Abstract]
Temporary Equity

15.	MEZZANINE EQUITY
Upon the completion of USIPO on June 22, 2021, 14,968,198,107 convertible redeemable preferred shares of the Company were automatically converted into 2,721,822 Class B ordinary shares and 14,965,476,285 Class A ordinary shares on a one-on-one basis, which resulted in an increase of APIC by RMB8,389 and RMB33,587,714, respectively.
To develop its cold chain logistics business, in May 2022, the Company established Smart Cold Chain Freight Limited (“Smart Cold Chain”) in Cayman Islands. Manyun Cold Chain, a former subsidiary of the Group VIEs becomes a consolidated VIE of Smart Cold Chain through a reorganization under common control whereby the beneficial owners’ interests in Manyun Cold Chain were exchanged into the convertible redeemable preferred shares of Smart Cold Chain at the same percentage. As the redemption of Smart Cold Chain’s preferred shares is not solely within the Group’s control, the non-controlling interests previously recorded for Manyun Cold Chain were reclassified as redeemable non-controlling interests at the carrying amount of RMB73,980, which approximated the fair value of convertible redeemable preferred shares on the issuance date. Subsequently, Smart Cold Chain issued additional 12,498,880 convertible redeemable preferred shares to investors for a total consideration of RMB71 million.
The Company uses interest method to accrete the carrying value of the redeemable non-controlling interests to their maximum redemption price as if redemption were to occur at the end of the reporting period. The change in redemption value is recorded as measurement adjustment attributable to redeemable non-controlling interests in the consolidated statement of operations and comprehensive (loss) income.